UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): November 22, 2021

ROSE HILL ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40900	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

981 Davis Dr NW, Atlanta, Georgia		30327
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (607) 279 2371

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	ROSEU	Nasdaq Global Market
Class A ordinary shares, par value $0.0001 per share	ROSE	Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	ROSEW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

On November 22, 2021, Ricardo Vazquez, a Class I director of the Board of Directors (the “Board”) of Rose Hill Acquisition Corporation (the “Company”), provided notice of his resignation as a member of the Board, effective immediately. Mr. Vazquez’s resignation was not the result of a disagreement with the Company or the Board or any matter relating to the Company’s operations, policies or practices.

Appointment of Director

On November 23, 2021, Katia Bouazza was appointed, effective immediately, to the Board as a Class I director to fill the vacancy created by Mr. Vazquez’s resignation. There is no arrangement or understanding between Ms. Bouazza and the Company or any other person pursuant to which she was elected as a director. Ms. Bouazza has also been appointed as a member of the Nominating and Corporate Governance Committee of the Board.

Ms. Bouazza will enter into the Company’s standard form of indemnity agreement, which is attached as Exhibit 10.5 to the Company’s Amendment No. 1 to the Registration Statement on Form S-1, filed with the SEC on September 21, 2021 (File No. 333-259532).

The press release announcing Ms. Bouazza’s appointment as director of the Company is attached hereto as Exhibit 99.1 and is filed herewith.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following document is filed as an exhibit to this report.

Exhibit No.	Description

99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSE HILL ACQUISITION CORPORATION

Date: November 23, 2021	By:	/s/ Albert Hill IV
	Name:	Albert Hill IV
	Title:	Co-Chief Financial Officer and Director